Exhibit 10.24

STOCK PURCHASE AGREEMENT

This STOCK PURCHASE AGREEMENT (the "Agreement"), dated as of September 30, 2011, is made by and between or among CUSTOMERS BANCORP, INC., a Pennsylvania business corporation (the "Issuer") with its chief executive offices at Suite 103, 1015 Penn Avenue, Wyomissing, PA 19610, and Robert Tambur ("Purchaser").

Background:

A.     The Issuer is a Pennsylvania business corporation that has registered with the Board of Governors of the Federal Reserve ("Federal Reserve") as a bank holding company, and is the sole shareholder of Customers Bank (the "Bank"), an FDIC-insured, Pennsylvania chartered commercial bank that is a member of the Federal Reserve System.

B.     The Issuer proposes to issue and sell to Purchaser(s), and Purchaser(s) propose to purchase from Issuer, in a limited offering eligible for exemption from registration under Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act") and Rule 506 ("Rule 506") of Regulation D ("Regulation D") and other applicable regulations of the Securities and Exchange Commission ("SEC").

NOW, THEREFORE, intending to be legally bound hereby, and in consideration of the mutual benefits of this Agreement and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.           AUTHORIZATION; SALE AND PURCHASE OF SHARES

1.1         Authorization and Reservation of Shares. The Issuer has duly authorized the issuance and sale, and reserved for issuance to Purchaser(s), of not less than an aggregate of $16 million of newly issued Issuer's Common Stock as designated in the Issuer's Articles of Incorporation, as amended (the "Articles"), without designated par value (the "Common Stock").

1.2           Sale and Purchase of Shares. Subject to the terms and conditions herein provided, the Issuer hereby agrees to issue and sell to the Purchaser(s), and the Purchaser(s) agrees to purchase from the Issue, 419,000 shares of Voting Common Stock and 565,848, shares of Class B Non-Voting Common Stock (collectively, the "Purchased Shares"), at a purchase price of $13.20 per share, for an aggregate purchase price of $13,000,000 (the "Purchase Price").

2.           THE CLOSING.

2.1         Time and Place of the Closing. Subject to Section 3 hereof, payment of the Purchase Price for and delivery of the Purchased Shares, which are mutually conditional (together, the "Closing") shall be made at the offices of the Issuer, or at such other place or in such other manner as may be agreed upon by the Issuer and the Purchaser(s), on or before September 30, 2011, subject to (i) the satisfaction of the conditions to Closing set forth in Section 3 hereof or (ii) the receipt of the last regulatory approval of any Governmental Authority (as defined below), if any are required, for the Purchaser(s) to acquire the Purchased Shares, and the expiration of any related statutory waiting period, or on such date and time as the Purchaser(s) and the Issuer shall mutually agree (such date and time of payment and delivery being herein called the "Closing Date").

2.2         Delivery of and Payment for the Purchased Shares. At the Closing, the Issuer shall issue in certificated form to and in the name of each Purchaser(s) the Purchased Shares to be purchased by it, dated the Closing Date and bearing appropriate legends as hereinafter provided for, and registered on the books and records of the Issuer in each Purchaser(s) name, against payment in full at the Closing of the aggregate Purchase Price therefore by wire transfer of immediately available funds for credit to such account as the Issuer shall direct.

3.    CONDITIONS TO CLOSING

3.1   Conditions to the Purchaser(s)' Obligations. The obligations of the Purchaser(s) hereunder are subject to the accuracy, as of the date hereof and on the Closing Date, of the representations and warranties of the Issuer contained herein, and to the performance by the Issuer of its obligations hereunder and to each of the following additional terms and conditions (or waiver thereof by the Purchaser(s)):

(a) The Issuer shall have furnished to the Purchaser(s) a certificate, dated the Closing Date, executed on behalf of the Issuer by each of the President and Chief Executive Officer and the Chief Financial Officer of the Issuer, stating that:

(i)      The representations, warranties and agreements of the Issuer in Section 4.1 hereof are true and correct in all material respects as of the Closing Date and the Issuer has complied with all its agreements contained herein;

(ii)      Such officers have carefully examined the Financial Statements (as defined in Section 4.1(e) hereof) and, in their opinion, (except to the extent superseded by statements in later-prepared documents comprising part of the Financial Statements and delivered to Purchaser(s)), as of the Closing Date, the Financial Statements do not contain any untrue statement of a material fact nor omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, with respect to the respective periods covered by such Financial Statements; and

(iii)     From the date hereof to the Closing Date, there have not been any event or series of events, change, occurrence or development or a state of circumstances or facts (including any events, changes, occurrences, developments, state of circumstances or facts existing prior to the date hereof but which become known during such period) that, individually or in the aggregate, has had, or would reasonably be expected to have, a "Material Adverse Effect" (for purposes of this Agreement, "Material Adverse Effect means a material adverse effect on (i) the business, results of operation or financial condition of the Issuer taken as a whole; provided, however, that Issuer Material Adverse Effect shall not be deemed to include the effects of (A) changes after the date of this Agreement (the "Signing Date") in general business, economic or market conditions (including changes generally in prevailing interest rates, credit availability and liquidity, currency exchange rates and price levels or trading volumes in the United States or foreign securities or credit markets), or any outbreak or escalation of hostilities, declared or undeclared acts of war or terrorism, in each case generally affecting the industries in which the Issuer and its subsidiaries operate, (B) changes or proposed changes after the Signing Date in generally accepted accounting principles in the United States ("GAAP") or regulatory accounting requirements, or authoritative interpretations thereof, (C) changes or proposed changes after the Signing Date in securities, banking and other laws of general applicability or related policies or interpretations of Governmental Authority (in the case of each of these clauses (A), (B) and (C), other than changes or occurrences to the extent that such changes or occurrences have or would reasonably be expected to have a materially disproportionate adverse effect on the Issuer taken as a whole relative to comparable U.S. banking or financial services organizations), or (D) changes in the market price or trading volume of the Common Stock or any other equity, equity-related or debt securities of the Issuer (it being understood and agreed that the exception set forth in this clause (D) does not apply to the underlying reason giving rise to or contributing to any such change); or (ii) the ability of the Issuer to consummate the Transactions and perform its obligations hereunder on a timely basis.

(b)         The Issuer shall have delivered a certificate of the Secretary of the Issuer, dated as of the Closing Date, (i) certifying the resolutions adopted by the Board of Directors of the Issuer (the "Board") or a duly authorized committee thereof approving the transactions contemplated by this Agreement and the issuance of the Purchased Shares, (ii) certifying the current version of the bylaws, as amended, of the Issuer and (iii) certifying as to the signatures and authority of persons signing this Agreement and related documents on behalf of the Issuer.

(c)          The Issuer shall have delivered (i) a certificate evidencing the subsistence, and (ii) a certified copy of all charter documents of record, in both cases (i) and (ii) above for the Issuer, issued by the Secretary of the Commonwealth of the Commonwealth of Pennsylvania, as of a date within five (5) business days prior to the Closing Date.

(d)         There shall be no judgment, injunction, order or decree prohibiting any of the transactions contemplated hereby, and no action, suit or proceeding shall be pending or threatened before or by any court or Governmental Authority seeking to restrain or prohibit, or seeking damages in connection with, the transactions contemplated hereby. The condition set forth in this subsection is sometimes referred to in this Agreement as the "Prohibition Condition."

(e)          Issuer's general counsel ("Issuer Counsel") shall have furnished to the Purchaser(s) its written opinions substantially to the effect set forth on Exhibit A hereto, subject to such reasonable or customary assumptions, qualifications and conditions as may be acceptable to Issuer Counsel.

3.2                Conditions to the Issuer's Obligations. The obligations of the Issuer hereunder are subject to the accuracy, as of the date hereof and as of the Closing Date, of the representations and warranties of the Purchaser(s) contained herein and to the performance by the Purchaser(s) of its obligations hereunder and to each of the following conditions (or waiver thereof by the Issuer):

(a)      There shall be no judgment, injunction, order or decree prohibiting any of the transactions contemplated hereby, and no action, suit or proceeding shall be pending or threatened before or by any court or Governmental Authority seeking to restrain or prohibit, or seeking damages in connection with, the transactions contemplated hereby. The condition set forth in this subsection is sometimes referred to in this Agreement as the "Prohibition Condition."

(b)      No approval of or non-objection by any governmental authority or third party to the issuance and sale of the Purchased Shares by Issuer, or of the purchase or acquisition of the Purchased Shares by Purchaser(s), shall be required that shall not have been duly issued or waived.

(c)      As a result of Purchaser(s)' purchase of the Purchased Shares, Purchaser(s) shall not own or control, or for purposes of any federal or state banking law be deemed to own or control (whether alone or in combination with others) more than 9.9% of all issued and outstanding shares of Common Stock, or more than 9.9% of all issued and outstanding shares of Common Stock and Class B Non-Voting Common Stock.

4.                 REPRESENTATIONS AND WARRANTIES

4.1                Representations, Warranties and Agreements of the Issuer. Except as otherwise set forth on the Issuer Disclosure Schedule attached hereto, the Issuer represents and warrants to, and agrees with the Purchaser(s) that as of the date hereof and immediately prior to the Closing:

     (a) The authorized capital stock of the Issuer consists of:

(1)	100,000,000 shares of Common Stock, of which 8,132,598 shares are issued and outstanding as of the date of this Agreement;

(2)
100,000,000 shares of Class B Non-Voting Common Stock, with no designated par value per share (the "Class B Non-Voting Common Stock"), of which 2,278,298 shares are issued and outstanding as of the date of this Agreement;

(3)	100,000,000 shares of preferred stock, with or without par value designated (the "Preferred Stock"), of which no shares are issued or outstanding as of the date of this Agreement.

     (b)     The Issuer does not have any "Subsidiaries" (as defined below) other than the Bank. Within the preceding twenty-four (24) months, the Issuer has filed all reports, registrations and statements, together with any required amendments thereto, that it was required to file with the Federal Reserve, the SEC, the FDIC, the Pennsylvania Department of Banking (the "Department") and any other applicable federal or state securities or banking authorities, except where the failure to file any such report, registration or statement would not reasonably be expected to have a Material Adverse Effect. All such reports and statements filed within the preceding twenty-four (24) months, with any such regulatory body or authority are collectively referred to herein as the "Issuer Reports." As of their respective dates, the Issuer Reports complied as to form in all material respects with all the rules and regulations promulgated by the Federal Reserve, the FDIC, the Department, the SEC and any other applicable foreign or state securities or banking authorities, as the case may be. The Issuer Reports filed with the SEC (the "SEC Documents"), at the time filed or, in the case of any SEC Document amended or superseded by a filing prior to the date of this Agreement, then on the date of such amending or superseding filing, and, in the case of registration statements and proxy statements, on the dates of effectiveness and the dates of mailing, respectively, (i) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, and (ii) complied in all material respects with the applicable requirements of the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1933 Act, as applicable. For the purposes of this Agreement, the term "Subsidiary" shall mean any: (a) firm, corporation, partnership, limited liability company, trust or other entity of which the Issuer directly, or indirectly through any Subsidiary, owns (i) at least 10% of the outstanding voting capital stock (or other outstanding voting shares of beneficial interest), or (ii) at least a majority of the partnership, membership, joint venture or similar interests; (b) partnership in which the Issuer or any Subsidiary of the Issuer is a general partner; or (c) limited liability company in which the Issuer or any Subsidiary of the Issuer is the manager or the managing member or owns a majority interest.

     (c)      Since December 31, 2010 (the "Financial Statement Date") and as of June 30, 2011, no change has occurred and no circumstances exist (including any changes, occurrences, circumstances or facts existing prior to the Financial Statement Date, but which became known on or after the Financial Statement Date) that is not reflected in the Financial Statements (as defined below) which, individually or in the aggregate, have had or are reasonably likely to have a Material Adverse Effect. There are no transactions, arrangements, or other relationships between the Issuer and an unconsolidated or other off balance sheet entity. The Issuer is not a party to any material transaction or material contract or arrangement with any stockholder of the Issuer holding at least 5% of the outstanding shares of Common Stock (determined on a fully diluted basis), director, officer or employee of the Issuer (collectively, "Related Parties") or any of the respective immediate family members or affiliates of Related Parties other than in the ordinary course of business and as permitted by applicable law and regulations.

     (d)      The Issuer (i) has all corporate power and authority necessary to own or hold its properties and to conduct the businesses in which it is currently engaged; and (ii) has all permits, licenses, authorizations, orders and approvals of, and have made all filings, applications and registrations with, any governmental entities that are required in order to carry on its business as presently conducted and that are material to the business of the Issuer, except where the failure to have such permits, licenses, authorizations, orders and approvals or the failure to make such filings, applications and registrations would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and all such permits, licenses, certificates of authority, orders and approvals are in full force and effect and, to the knowledge of the Issuer, no suspension or cancellation of any of them is threatened, and all such filings, applications and registrations are current.

 (e)      The Issuer has furnished to the Purchaser(s) or otherwise made available a copy of the audited financial statements of the Bank for its fiscal years ended December 31, 2010, 2009 and 2008[,] [and] the unaudited financial statements of the Bank for its fiscal quarter ended June 20, 2011 (in the form of its call report)[ and the unaudited consolidated financial statements of the Issuer for its fiscal quarter ended September 30, 2011] (collectively, the "Financial Statements"). The Financial Statements do not contain any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

 (f)      Based in part upon the representations and warranties of the Purchaser(s) contained herein, the Issuer is not required by applicable law or regulation in connection with the offer, sale and delivery of the Purchased Shares to the Purchaser(s) in the manner contemplated by this Agreement to register the Purchased Shares under the 1933 Act, or any state securities laws. Neither the Issuer nor any person acting on behalf of the Issuer has offered or sold any of the Purchased Shares by any form of general solicitation or general advertising.

 (g)     The Issuer (i) has been duly incorporated or organized and is validly subsisting under the laws of the Commonwealth of Pennsylvania, (ii) is duly qualified to do business and is in good standing as a foreign corporations or organizations in each jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified would not reasonably be expected to result in a Material Adverse Effect.

 (h)      None of the Purchased Shares nor any outstanding shares of Issuer's capital stock were issued in violation of any preemptive rights or similar rights to subscribe for or purchase any capital stock of the Issuer. The Issuer has not exercised any right to defer payments of interest on any subordinated debt or trust preferred securities. Set forth on Schedule 4.1(h) is a summary of all (i) shares allocated or reserved for issuance under any equity compensation plan of the Issuer, (ii) outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any shares of capital stock of the Issuer, or contracts, commitments, understandings or arrangements by which the Issuer is or may become bound to issue additional shares of capital stock of the Issuer or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any shares of capital stock of the Issuer, (iii) outstanding securities or instruments of the Issuer which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Issuer is or may become bound to redeem a security of the Issuer; (iv) securities, agreements or instruments containing anti-dilution, contractual pre-emptive purchase or similar provisions; and (v) stock appreciation rights or "phantom stock" plans or agreements or any similar plan or agreement.

  (i)      The Purchased Shares have been duly authorized and, when issued and delivered by the Issuer against payment therefor in the manner contemplated by this Agreement, will be validly issued, fully paid and non-assessable, and there are no preemptive rights relating to the issuance of the Purchased Shares.

       (j)      This Agreement has been duly authorized, executed and delivered by the Issuer and constitutes a valid and legally binding agreement of the Issuer enforceable against the Issuer in accordance with its terms, subject to the effects of bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, and general equitable principles (whether considered in a proceeding in equity or at law).

       (k)      The execution, delivery and performance by the Issuer of this Agreement, the issuance and sale of the Purchased Shares in the manner contemplated hereby, and the consummation of the transactions contemplated herein (collectively, the "Transactions"), will not (i) conflict with or constitute a violation of, or default (with the passage of time or the delivery of notice) under, (A) any bond, debenture, note or other evidence of indebtedness, or any agreement, lease, franchise, license, permit, contract, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument to which the Issuer is a party or by which it or its property is bound, where such conflict, violation or default would reasonably be expected to have a Material Adverse Effect, or (B) any law, administrative regulation, ordinance or judgment, order or decree of any court or governmental agency, arbitration panel or authority binding upon the Issuer or any of its property, or (ii) violate any of the provisions of the Articles, or Bylaws, as amended, of the Issuer; and no consent, approval, authorization or order of, or filing or registration with any such person (including, without limitation, any such court or governmental agency or body) is required for the consummation of the Transactions by the Issuer, except such as may be required under Regulation D under the 1933 Act or for a Rule 506 "federal covered security" under state securities laws.

       (l)        The Financial Statements (including the related notes) present fairly, in all material respects, the financial condition and results of operations of the Issuer and its subsidiaries, at the dates and for the periods indicated, and have been prepared in conformity with GAAP applied on a consistent basis throughout the periods involved (except that call reports have been stated according to regulatory accounting requirements). Since the Financial Statement Date, the Issuer has not effected any change in any method of accounting or accounting practice, except for any such change required because of a concurrent change in GAAP, nor has it been advised by its independent registered accounting firm or any Governmental Authority that any such change in method of accounting or accounting practice is appropriate. Issuer does not have any liabilities or obligations of any nature (absolute, accrued, contingent or otherwise) that are not properly reflected or reserved against in the Financial Statements to the extent required to be so reflected or reserved against in accordance with GAAP, except for (i) liabilities that have arisen since June 30, 2011 in the ordinary course of business, (ii) contractual liabilities under agreements entered into in the ordinary course of business or that are disclosed in the SEC Documents, and (iii) liabilities that have not had and would not reasonably be expected to have a Material Adverse Effect.

      (m)       There is no action, suit or proceeding before or by any court or governmental agency or body or any labor dispute now pending or, to the knowledge of the Issuer, threatened against the Issuer which would reasonably be expected, either individually or in the aggregate, to have a Material Adverse Effect.

    (n)      No temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal restraint or prohibition preventing the consummation of the Transactions is in effect or, to the knowledge of the Issuer, threatened.

    (o)      The Issuer has not engaged in conduct that it knows to be a violation of any applicable law or contractual obligation relating to the recruitment, hiring, extension of offers of employment, retention or solicitation of any current employee of the Issuer where such violation would reasonably be expected to have a Material Adverse Effect. To the knowledge of the Issuer, no executive officer is, or is expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement or non-competition agreement, or any other contract or agreement or any restrictive covenant, and to the knowledge of the Issuer, the continued employment of each such executive officer does not subject the Issuer to any material liability with respect to any of the foregoing matters.

    (p)      The Issuer does not own any shares of stock or any other equity or debt securities of any corporation or other entity or have any equity interest in any firm, partnership, limited liability company, joint venture, association or other entity except as set forth in the Financial Statements.

    (q)      Except for such agreements that have expired or terminated in accordance with their terms prior to the date hereof, each material agreement to which the Issuer is a party, is in full force and effect and is binding on the Issuer, and, to the knowledge of the Issuer, is binding upon such other parties, in each case in accordance with its terms, and neither the Issuer nor, to the knowledge of the Issuer, any other party thereto, is in breach of or default under any such agreement, which breach or default would reasonably be expected to have a Material Adverse Effect. The Issuer has not received any written notice regarding the termination of any such agreements.

    (r)      The Issuer has filed on a timely basis all federal, state, local and foreign income and franchise tax returns required to be filed by it through the date hereof or had properly requested extension thereof and has paid all taxes shown as due thereon, and any related assessments, fines or penalties, except where such failure to timely file would not reasonably be expected to have a Material Adverse Effect. The Issuer has made reasonable charges, accruals and reserves in the applicable Financial Statements in respect of all federal, state, local and foreign income and franchise taxes for all periods as to which the tax liability of the Issuer has not been finally determined. No tax deficiency has been asserted against the Issuer, and, to the knowledge of the Issuer, there is no tax deficiency which might be asserted or threatened against it.

    (s)      The Issuer is in compliance in all material respects with all applicable laws, rules, regulations, orders, decrees and judgments applicable to it, including, without limitation, all applicable local, state and federal environmental laws and the applicable federal and state banking laws, rules and regulations except where which non-compliance would not be reasonably expected to have a Material Adverse Effect (the "Applicable Laws"). The Issuer has not received any notice of purported or actual non-compliance with Applicable Laws (except to the extent it would not individually or in the aggregate reasonably be expected to have a Material Adverse Effect). The Issuer has not received any communication from any Governmental Authority (i) threatening to revoke any permit, license, franchise, certificate of authority or other governmental authorization, or (ii) threatening or contemplating revocation or limitation of, or which would have the effect of revoking or limiting, FDIC deposit insurance.

        (t)      The operations of the Issuer are and have been conducted, in all material respects, in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the "Money Laundering Laws") and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Issuer with respect to the Money Laundering Laws is pending or, to the knowledge of the Issuer, threatened.

       (u)       Neither the Issuer nor, to the knowledge of the Issuer, any director, officer, agent, employee or affiliate of the Issuer, is currently subject to any U.S. sanctions administered by the Department of Foreign Assets Control of the U.S. Treasury Department ("OFAC").

       (v)       Except as disclosed in the Financial Statements, the Issuer owns or leases all such properties as are necessary to its operations as now conducted.

       (w)      The Issuer maintains insurance (issued by insurers of recognized financial responsibility) of the types, against such losses and in the amounts, with such insurers and subject to deductibles and exclusions, or lawfully self-insures, as the Issuer reasonably believes are customary in the Issuer's industry and otherwise prudent, including, without limitation, insurance covering all real and personal property owned or leased by the Issuer against theft, damage, destruction, acts of vandalism and all other risks customarily insured against by similarly situated companies, all of which insurance is in full force and effect and no written notice of cancellation has been received.

   (x)       The Issuer is not and, after giving effect to the offering and sale of the Purchased Shares as contemplated in this Agreement will not be, an "investment company" as defined in the Investment Company Act of 1940, as amended.

   (y)       Except for that certain memorandum of understanding dated August 24, 2009 by and between Issuer and its regulators, the Issuer is not subject to any cease-and-desist, memorandum of understanding or other similar order or enforcement action (including any order to pay civil money penalties) issued by, or is a party to any written agreement, consent agreement or memorandum of understanding with, or is a party to any commitment letter or similar undertaking to, or is subject to any capital directive by, or has adopted any Board resolutions at the request of, any governmental entity that currently restricts in any material respect the conduct of its operations or business or that in any material manner relates to its capital adequacy, maintenance of specific capital levels, its liquidity and funding policies and practices, its ability to pay dividends, its credit, risk management or compliance policies, its internal controls, its management or its operations or business (each item in this sentence, a "Regulatory Agreement"), nor has the Issuer been advised by any governmental entity that it is considering issuing, initiating, ordering, or requesting any such Regulatory Agreement.

(z)         Except for normal periodic examinations conducted since December 31, 2006 by a federal or state bank regulatory authority having jurisdiction over the Issuer (a "Bank Regulator"), no Bank Regulator has initiated any proceeding or, to the knowledge of the Issuer, investigation into the business or operations of the Issuer. The Issuer has addressed in all material respects any matters requiring Board attention set forth in writing by any Bank Regulator with respect to any such normal periodic examination and addressing such matters has not and is not reasonably expected to result in a Material Adverse Effect.

(aa)      As of the Closing Date, taking into account the net proceeds of the capital raise contemplated as part of this Transaction, the Issuer will have leverage, Tier 1 risk-based and total risk-based capital ratios that will be in excess of the minimum regulatory requirements for "well-capitalized" status under Federal prompt corrective action regulations.

(bb)      Except as expressly set forth or reflected in the Financial Statements, since the Financial Statement Date, the Issuer has conducted its businesses in all material respects in the ordinary course, consistent with prior practice.

(cc)      The Common Stock is not listed on any trading market.

4.2           Representations and Warranties and Agreements of the Purchaser(s). Purchaser(s), (and if more than one of them, severally and not jointly with any other Purchaser(s)) represents and warrants to, and agrees with, the Issuer that, as of the date hereof and immediately prior to the Closing:

(a)       The Purchaser(s) has full power and authority to enter into this Agreement and this Agreement constitutes a valid and legally binding obligation of the Purchaser(s), enforceable against the Purchaser(s) in accordance with its terms, subject to the effects of bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditor's rights generally, and general equitable principles (whether considered in a proceeding in equity or at law).

(b)       The Purchaser(s) represents that: (i) it is duly organized, validly existing and in good standing in its jurisdiction of incorporation or organization and has all the requisite power and authority to purchase the Purchased Shares, as provided herein, and (ii) its purchase of the Purchased Shares has been duly authorized by all necessary action on behalf of the Purchaser(s).

(c)       The Purchaser(s) is purchasing the Purchased Shares for Purchaser(s)' own account and not with a view to or for sale in connection with any distribution thereof in a transaction that would violate or cause a violation of the 1933 Act or the securities laws of any state or any other applicable jurisdiction.

(d)        Each Purchaser is an "accredited investor" as defined in Rule 501(a) promulgated under the 1933 Act and understands and agrees that the offer and sale of the Purchased Shares to the Purchaser(s) hereunder have not been registered under the 1933 Act or any state securities law in reliance on the availability of an exemption from such registration requirements of the 1933 Act based in part on the accuracy of the Purchaser(s)' representations in this Section.

(e)         In the normal course of the Purchaser(s)' business or affairs, Purchaser(s) invests in or purchases securities similar to the Purchased Shares and has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of purchasing the Purchased Shares. Purchaser(s) has received and has carefully reviewed the Financial Statements. Purchaser(s) has had access to such financial and other information concerning the Issuer as Purchaser(s) deemed necessary or desirable in making a decision to purchase the Purchased Shares, including all of the Issuer's periodic and current reports filed with the SEC, and an opportunity to ask questions and receive answers from officers of the Issuer and to obtain additional information (to the extent the Issuer possessed such information or could acquire it without unreasonable effort or expense) necessary to verify the accuracy of any information furnished to Purchaser(s) or to which Purchaser(s) had access.

(f)         The Purchaser(s) is not relying on the Issuer or any of its affiliates with respect to an analysis or consideration of the terms of or economic considerations relating to an investment in the Purchased Shares. In regard to such considerations and analysis, the Purchaser(s) has relied on the advice of, or has consulted with, its own advisors.

(g)         The execution, delivery and performance by the Purchaser(s) of this Agreement, purchase of the Purchased Shares in the manner contemplated hereby, and the consummation of the transactions contemplated herein (collectively, the "Transactions"), will not (i) conflict with or constitute a material violation of, or material default (with the passage of time or the delivery of notice) under any law, administrative regulation, ordinance or judgment, order or decree of any court or governmental agency, arbitration panel or authority binding upon the Purchaser(s) or any of their property, or (ii) violate any of the provisions of the charter documents of the Purchaser(s); and no material consent, approval, authorization or order of, or filing or registration with any such person (including, without limitation, any such court or governmental agency or body) is required for the consummation of the Transactions by the Purchaser(s), except such as may be required for a under Regulation D under the 1933 Act or for a Rule 506 "federal covered security" under state securities laws.

(h)         Neither the Purchaser(s), nor any person or organization whose ownership or control may be attributable to or combined with Purchaser(s), either alone or in concert with others, directly or indirectly owns or controls any other voting shares of the Issuer, other than those purchased pursuant to the Capitalization Transaction.

 (i)        No Purchaser is required to obtain, prepare or file any authorization, approval, consent, filing or registration with any Governmental Authority in order to consummate the Transactions at the Closing Date.

(j)         The offer to purchase the Purchased Shares was directly communicated to the Purchaser(s) by the Issuer. At no time was the Purchaser(s) presented with or solicited by any leaflet, newspaper or magazine article, radio, television, internet or email advertisement, or any other form of general advertising or solicited or invited to attend a promotional meeting otherwise than in connection and concurrently with such communicated offer.

(k)        No broker or finder was employed in connection with the Transactions. No Purchaser(s) is or will be obligated for any finder's or broker's commission, fee or other compensation in connection with Transactions.

5.     ADDITIONAL AGREEMENTS

5.1           Indemnification of Purchaser(s)re Financial Advisory Fees. The Issuer shall indemnify and hold Purchaser(s) harmless from and against all claims in respect of all commissions, fees or compensation payable to any third party in connection with this Agreement and the Transactions, other than commissions, fees or other compensation agreed to by Purchaser(s) with anyone, or for which Purchaser(s) may be primarily liable, or arising primarily due to contact or communications between Purchaser(s) and any person claiming any such commissions, fees or compensation.

5.2           Confidentiality.

        (a)      For so long as the Purchaser(s) own any Shares, the Purchaser(s) agree and agree to cause their Representatives (as defined in subsection (c) below) (to the extent such Representatives are provided any such Confidential Information (as defined in subsection (b) below) by the Issuer or Purchaser(s)), to keep confidential any Confidential Information. In the event the a Purchaser(s) pursuant to this Agreement or anyone to whom any of them transmit Confidential Information is requested or required by oral questions, interrogatories, requests for information or documents, subpoenas, civil investigative demand or similar process to disclose any such information, the Purchaser(s) shall (i) provide the Issuer with prompt notice so that the Issuer may seek a protective order or other appropriate remedy and/or waive the Purchaser(s)' compliance with the provisions of this Section, (ii) furnish only that portion of such information that the Purchaser(s) is advised by counsel is responsive to the request or legally required and (iii) at the Issuer's expense and direction, exercise its reasonable efforts to obtain reliable assurance that confidential treatment will be accorded such information. Notwithstanding the foregoing, a Purchaser(s) may disclose any such information if required by judicial or administrative process or by other requirements of law, national stock exchange or self-regulatory organization.

        (b)      For the purpose of this Agreement, "Confidential Information" means information obtained from the Issuer, except to the extent that such information can be shown to have been (i) previously known on a non-confidential basis by the Purchaser(s) or their Representatives, (ii) in the public domain other than by breach of this Agreement by the Purchaser(s)or their Representatives or (iii) later acquired by such Purchaser(s) from sources, other than the Issuer, not bound by any confidentiality obligation to the Issuer with respect to such information.

        (c)      For purposes of this Agreement, "Representative" shall mean, with respect to any person, any of such person's officers, directors, employees, agents, attorneys, accountants. consultants, equity financing partners, general partners, managers, investment managers, or financial advisors or other person associated with, or acting for or on behalf of, such person.

(d)     The provisions of this Section 5.2 are intended to survive closing under this Agreement and purchase of the Purchased Shares, as well as any modification or termination of this Agreement.

5.3           Use of Proceeds. The Issuer is entitled to use the Purchase Price proceeds for any proper corporate purpose but will not intentionally directly or indirectly use the proceeds of the Transactions, and will not lend, contribute or otherwise make available such proceeds to any other person or entity for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

5.4           Cooperation in Securities Filings. Purchaser(s) acknowledge that Issuer may take steps to comply with Regulation D and Rule 506, including without limitation the filing of SEC Form D, and to comply with applicable state Blue Sky laws and regulations, including without limitation the filing of any applications, registrations, forms or notices as may be required under applicable laws or regulations. Purchaser(s) agree to diligently and promptly cooperate with Issuer's efforts in connection with all such filing and compliance by providing such information and documents, if any, as Issuer may require from time to time in connection with the foregoing.

5.5           Registration Rights.

(a)     Defined Terms. The following terms when used in this Section have the following respective meanings:

"1934 Act" means the U.S. Securities 1934 Act of 1934, as from time to time amended, and the rules and regulations of the SEC promulgated thereunder.

"Affiliate" means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under direct or indirect common control with, such Person. For the purposes of this definition, "control" with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, by or through stock ownership, agency or otherwise, or pursuant to or in connection with an agreement, arrangement or understanding (written or oral) with one or more other Person; and the terms "controlling" and "controlled" shall have meanings correlative to the foregoing; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

"Issuer Shares" means and includes the Common Stock (as designated in the Articles), any shares of the Issuer's Common Stock into which any other securities shall have converted at or prior to the Registration Deadline, and any shares of the Issuer's voting common stock issued or issuable in respect of or in exchange for any of the foregoing.

"Business Day" means any day other than a Saturday, Sunday or a day on which banks are authorized or required to be closed for business in either New York City, New York, or Philadelphia, Pennsylvania.

"Effective Period- has the meaning, set forth in paragraph (c)(i)(2) of this Section.

"Holder" means a holder of a Registrable Security, and "Holders" means such holders collectively.

"Person" means natural persons, corporations, limited liability companies, trusts, joint ventures, associations, companies, partnerships, governments or agencies or political subdivisions thereof and other political or business entities.

"Prospectus" means the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement or any other amendments and supplements to such prospectus, including without limitation any preliminary prospectus, any pre-effective or post-effective amendment and all material incorporated by reference in any prospectus.

"Registrable Securities" means the Issuer Shares or shares of common stock issued or issuable by the Issuer. As to any particular Registrable Securities, once issued such securities shall cease to be Registrable Securities when (i) a Registration Statement with respect to the sale of such securities shall have become effective under the 1933 Act and such securities shall have been disposed of in accordance with such Registration Statement, (ii) such securities shall have been sold to the public pursuant to Rule 144 (or any successor provision) under the 1933 Act, (iii) such securities shall have ceased to be outstanding, or (iv) such securities may be sold in the public market of the United States, in unlimited amounts and without the requirement for the Issuer to be in compliance with the current public information required under Rule 144, under Rule 144, without registration under the 1933 Act.

"Registration" means the registration of the Registrable Securities as described in this Section.

"Registration Expenses" has the meaning set forth in paragraph 5 of this Section.

"Registration Statement" means any registration statement of the Issuer which covers Registrable Securities pursuant to the provisions of this Agreement, all amendments and supplements to such registration statement, including post-effective amendments, and all exhibits and all material incorporated by reference in such registration statement.

        (b)    Piggy-back Registrations.

(i)    Right to Include Registrable Securities. If at any time the Issuer proposes to register (including for this purpose a registration effected by the Issuer for security holders of the Issuer other than Purchaser(s)) any Registrable Securities and to file a Registration Statement with respect thereto under the 1933 Act, whether or not for sale for its own account in a manner that would permit registration of Registrable Securities for sale to the public under the 1933 Act (a "Public Offering"), the Issuer will each such time promptly give written notice to the Purchaser(s) (i) of its intention to do so, (ii) of the form of registration statement of the SEC that has been selected by the Issuer and (iii) of rights of Purchaser(s) under this paragraph (the "paragraph 3 Notice"). The Issuer will include in the case of a proposed Public Offering all Registrable Securities that the Issuer is requested in writing, within 15 days after the paragraph 3 Notice is given, to register by the Purchaser(s) thereof (a "Piggy-back Registration"); provided, however, that (x) if, at any time after giving written notice of its intention to register any Registrable Securities and prior to the effective date of the Registration Statement filed in connection with such registration, the Issuer shall determine that none of such Registrable Securities shall be registered, the Issuer may, at its election, give written notice of such determination to Purchaser(s) if Purchaser(s) shall have requested registration and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such abandoned registration, and (y) in case of a determination by the Issuer to delay registration of Registrable Securities, the Issuer shall be permitted to delay the registration of such Registrable Securities pursuant to this paragraph for the same period as the delay in registering such other Registrable Securities by the Issuer, as the case may be or may abandon the registration of Registrable Securities, in the sole discretion of the Issuer.

(ii)      Priority; Registration Form. If the managing underwriter(s) for a registration in which Registrable Securities are proposed to be included pursuant to this paragraph that involves an underwritten offering shall advise the Issuer in writing in good faith that in its opinion, the number of Registrable Securities to be sold for the account of persons other than the Issuer (collectively, "Selling Stockholders") is greater than the amount that can be offered without adversely affecting the success of the offering (taking into consideration the interests of the Issuer and the Purchaser(s)), then the number of Registrable Securities to be sold for the account of Selling Stockholders (including Purchaser(s)) may be reduced to a number that, in the opinion of the managing underwriter(s), may reasonably be sold without having the adverse effect referred to above. The reduced number of Registrable Securities that may be registered shall be allocated in the following priority: first, to Registrable Securities proposed to be registered for offer and sale by the Issuer; second, to Registrable Securities proposed to be registered pursuant to any registration rights of third parties; third, to Registrable Securities proposed to be registered pursuant to any piggy-back registration rights under any other agreements ; and, fourth, to Registrable Securities proposed to be registered by Purchaser(s) as a Piggy-back Registration. The reduced number of Registrable Securities that may be registered pursuant to this paragraph (b)(ii) shall be allocated pro rata among the Purchaser(s) and any other Holders participating in the Piggy-back Registration, based on the number of Registrable Securities beneficially owned by the respective Holders. If, as a result of the proration provisions of this paragraph (b)(ii), Purchaser(s) shall not be entitled to include all Registrable Securities in a registration pursuant to this paragraph that Purchaser(s) have requested be included, Purchaser(s) may elect to withdraw their Registrable Securities from the registration.

(iii)     Merger, Consolidation, etc. Notwithstanding anything in this paragraph to the contrary, Purchaser(s) shall not have any right to include Registrable Securities in any distribution or registration which is pursuant to a merger, amalgamation, consolidation, acquisition, exchange offer, sale of Registrable Securities issuable or issued upon exchange, conversion or sale of the Issuer Shares or other Registrable Securities, recapitalization, other reorganization, dividend reinvestment plan, stock option plan or other employee benefit plan, or any similar transaction having similar effect.

(c)    Registration Procedures.

(i)   Use Reasonable Best Efforts. In connection with the Issuer's registration obligations pursuant to this Section, the Issuer shall use its reasonable best efforts to effect such registrations to permit the sale of such Registrable Securities in accordance with the intended method or methods of disposition thereof and:

(1)      to prepare and file with the SEC a Registration Statement relating to the registration on any appropriate form under the 1933 Act, and to cause such Registration Statement to become effective as soon as reasonably practicable and to remain continuously effective for the time period required by this Agreement to the extent permitted under the 1933 Act;

(2)      to prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement effective for the period (the "Effective Period") ending the later of (i) the expiration of any limitations on sale of the Registrable Securities by the Purchaser(s) under Rule 144 and without the requirement for the Issuer to be in compliance with the current public information required under Rule 144 or, if earlier, the sale of all the Registrable Securities by the Purchaser(s) under Rule 144, or (ii) the date on which all of the Registrable Securities covered thereby are disposed of under the Registration Statement in accordance with any method or methods of disposition stated therein; and to cause the Registration Statement and the related Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed in accordance with the 1933 Act and any rules and regulations promulgated thereunder; and otherwise to comply with the provisions of the 1933 Act as may be necessary to facilitate the disposition of all Registrable Securities covered by such Registration Statement during the applicable period in accordance with the intended method or methods of disposition by the Purchaser(s) thereof set forth in such Registration Statement or such Prospectus or Prospectus supplement;

(3)      to notify the Purchaser(s) if it is selling Registrable Securities and the managing underwriter(s), if any, promptly if at any time (A) any Prospectus, Registration Statement or amendment or supplement thereto is filed, (B) any Registration Statement, or any post-effective amendment thereto, becomes effective, (C) the SEC requests any amendment or supplement to, or any additional information in respect of, any Registration Statement or Prospectus, (D) the SEC issues any stop order suspending the effectiveness of a Registration Statement or initiates any proceedings for that purpose, (E) the Issuer receives any notice that the qualification of any Registrable Securities for sale in any jurisdiction has been suspended or that any proceeding has been initiated for the purpose of suspending such qualification, or (F) upon the discovery, or upon the occurrence of any event, which requires that any changes be made in such Registration Statement or any related Prospectus so that such Registration Statement or Prospectus will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, in light of the circumstances under which they were made; provided, however, that in the case of this subclause (F), such notice need only state that an event of such nature has occurred, without describing such event;

         (4)          to make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement, or the qualification of any Registrable Securities for sale in any jurisdiction, at the earliest reasonably practicable moment;

         (5)          if requested by the managing underwriter(s) or any Holder of Registrable Securities being sold in connection with an underwritten offering, to incorporate into a Prospectus supplement or a post-effective amendment to the Registration Statement any information which the Issuer and such Purchaser(s) reasonably agree is required to be included therein relating to such sale of Registrable Securities; and to file such supplement or post-effective amendment as soon as practicable in accordance with the 1933 Act;

         (6)          to furnish to each Purchaser(s) and each managing underwriter, if any, one signed copy of the Registration Statement and any post-effective amendment thereto, including all financial statements and schedules thereto, all documents incorporated therein by reference and all exhibits thereto (including exhibits incorporated by reference) as promptly as practicable after filing such documents with the SEC;

         (7)          if Registrable Securities being sold in connection with an underwritten offering, to deliver to Purchaser(s) and each underwriter, if any, as many copies of the Prospectus or Prospectuses (including each preliminary Prospectus) and any amendment, supplement or exhibit thereto as such Persons may reasonably request; and to consent to the use of such Prospectus or any amendment, supplement or exhibit thereto by Purchaser(s) and underwriter, if any, in connection with the offering and sale of the Registrable Securities covered by such Prospectus, amendment, supplement or exhibit in each case in accordance with the intended method or methods of disposition thereof;

         (8)          prior to any public offering of Registrable Securities, to register or qualify, or to cooperate with the Purchaser(s), the underwriter(s), if any, and their respective counsel in connection with the registration or qualification of, such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions as may be requested by the Holders of a majority of the Registrable Securities included in such Registration Statement; to keep each such registration or qualification effective during the Effective Period; and to do any and all other acts or things necessary to enable the disposition in such jurisdictions of the Registrable Securities covered by such Registration Statement; provided, however, that the Issuer will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service in any jurisdiction where it is not then so subject;

         (9)          to cooperate with the Purchaser(s) and the underwriter(s), if any, in the preparation and delivery of certificates representing the Registrable Securities to be sold, such certificates to be in such denominations and registered in such names as Purchaser(s) or managing underwriter(s) may request at least five (5) Business Days prior to any sale of Registrable Securities represented by such certificates;

        (10)         subject to paragraph (c)(iii) hereof, upon the occurrence of any event described in clause (F) of subparagraph (c)(i)(3) above, to prepare and file a supplement or post-effective amendment to the applicable Registration Statement or Prospectus or any document incorporated therein by reference, and any other required documents, so that such Registration Statement and Prospectus will not thereafter contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading, in light of the circumstances under which they were made, and to cause such supplement or post-effective amendment to become effective as soon as practicable;

        (11)         to take all other actions in connection therewith as are reasonably necessary or desirable in order to expedite or facilitate the disposition of the Registrable Securities included in such Registration Statement and, in the case of an underwritten offering: (i) to enter into an underwriting agreement in customary form with the managing underwriter(s) (such agreement to contain standard and customary indemnities, representations, warranties and other agreements of or from the Issuer, as the case may be); (ii) to obtain opinions of counsel to the Issuer (which (if reasonably acceptable to the underwriter(s)) may be the Issuer's inside counsel) addressed to the underwriter(s), such opinions to be in customary form; and (iii) to obtain "comfort" letters from the Issuer's independent certified public accountants addressed to the underwriter(s), such letters to be in customary form;

        (12)         to consider in good faith any reasonable request of Purchaser(s) and underwriters for the participation of management of the Issuer in "road shows" and similar sales events; and

        (13)         reasonably cooperate with Purchaser(s) and each underwriter or agent participating in the disposition of such Registrable Securities and their respective counsel, in connection with any filings required to be made by the Financial Industry Regulatory Authority.

        (14)         in connection with the filing of a Registration Statement hereunder or any amendment or supplement to a Registration Statement or Prospectus hereunder, the Issuer shall, not less than three (3) business days prior to such filing, furnish to the Purchaser(s) copies of such Registration Statement, Prospectus or amendment or supplement thereto, as proposed to be filed, which documents will be subject to the review of the Purchaser(s) (it being acknowledged and agreed that if the Purchaser(s) do not object to or comment on the aforementioned documents within such three (3) business day period, then the Purchaser(s) shall be deemed to have consented to and approved the use of such documents). The Issuer shall not file any Registration Statement or amendment or supplement thereto in a form to which the Purchaser(s) reasonably object in good faith, provided that, the Issuer is notified of such objection in writing within the three (3) business day period described above.

(ii)   Purchaser(s)' Obligation to Furnish Information and Cooperate. If a registration is being effected with respect to any Registrable Securities for which the Purchaser(s) is a Holder, Purchaser(s) shall, promptly on the Issuer's request, (i) furnish to the Issuer such information regarding the Purchaser(s), the Registrable Securities held by the Purchaser(s), the manner of holding any interests therein, and distribution of such Registrable Securities, as the Issuer may from time to time reasonably request in writing, and (ii) provide such consents as the Issuer may reasonably require with respect to disclosure of the identification of the Purchaser(s) or its Registrable Shares or the circumstances in which they are held.

(iii)   Suspension of Sales Pending Amendment of Prospectus. Purchaser(s) shall, upon receipt of any notice from the Issuer of the happening of any event of the kind described in clauses (A)-(F) of subparagraph (c)(i)(3) above, suspend the disposition of any Registrable Securities covered by such Registration Statement or Prospectus until such Purchaser(s)' receipt of the copies of a supplemented or amended Prospectus or until it is advised in writing by the Issuer that the use of the applicable Prospectus may be resumed, and, if so directed by the Issuer such Purchaser(s) will deliver to the Issuer all copies, other than permanent file copies, then in such Purchaser(s)' possession of any Prospectus covering such Registrable Securities.

(d)      Registration Expenses. Except as otherwise expressly provided herein to the contrary, the Issuer will bear all expenses incident to the Issuer's performance of or compliance with its obligations under this Section 5.5, including without limitation all (i) registration and filing fees, (ii) fees and expenses of compliance with securities or blue sky laws, (iii) printing expenses, (iv) fees and disbursements of its counsel and its independent certified public accountants (including the expenses of any special audit or "comfort" letters required by or incident to such performance or compliance), (v) securities acts liability insurance (if the Issuer elects to obtain such insurance) and (vi) the expenses and fees for listing securities to be registered on each securities exchange on which Securities are then listed (all such expenses being herein referred to as "Registration Expenses"); provided, however, that Registration Expenses borne by the Issuer shall not include any underwriting discounts, commissions or fees attributable to the sale of the Purchaser(s)' Registrable Securities or the fees and expenses of counsel for the Purchaser(s), which underwriting discounts, commissions, fees and expenses of counsel shall in all cases be borne solely by the Purchaser(s), and, provided, further that the Purchaser(s) will bear all their other expenses incurred in fulfilling their obligations under this Agreement.

(e)      Indemnification.

(i)   Indemnification by the Issuer. In the event of any registration of any securities of the Issuer under the 1933 Act pursuant to this Section, the Issuer will, and hereby does, indemnify and hold harmless Purchaser(s), its directors, officers and agents and each other Person, if any, who controls Purchaser(s) within the meaning of paragraph 15 of the 1933 Act (Purchaser(s) and such other Persons, collectively, "Purchaser(s) Covered Persons"), against any and all out-of-pocket losses, claims, damages, liabilities and expenses (including reasonable attorneys' fees and expenses) actually incurred by such Purchaser(s) Covered Person under the 1933 Act, common law or otherwise (collectively, "Damages"), to the extent that such Damages (or actions or proceedings in respect thereof) arise out of or result from (i) any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement under which such securities were registered under the 1933 Act or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary Prospectus, together with the documents incorporated by reference therein (as amended or supplemented if the Issuer shall have filed with the SEC any amendment thereof or supplement thereto), if used prior to the effective date of such Registration Statement, or contained in the Prospectus, together with the documents incorporated by reference therein (as amended or supplemented if the Issuer shall have filed with the SEC any amendment thereof or supplement thereto), or the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Issuer shall not be liable to any Purchaser(s) Covered Person in any such case to the extent that any such Damage (or action or proceeding in respect thereof) arises out of or relates to any untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement or amendment thereof or supplement thereto or in any such preliminary, final or summary Prospectus in reliance upon and in conformity with written information furnished to the Issuer by or on behalf of any such Purchaser(s) Covered Person, specifically for use in the preparation thereof.

(ii)   Indemnification by the Selling Purchaser(s). In consideration of the Issuer including any Registrable Securities of Purchaser(s) in any Registration Statement filed in accordance with Section, Purchaser(s) shall be deemed to have agreed to indemnify and hold harmless, jointly and severally (in the same manner and to the same extent as set forth in paragraph (a) of this Section) the Issuer, its directors, officers, managing directors and agents and each Person controlling the Issuer within the meaning of Section 15 of the 1933 Act (each, a "Issuer Covered Person") against any and all Damages, to the extent that such Damages (or actions or proceedings in respect thereof) arise out of or are related to any statement or alleged statement in or omission or alleged omission from such Registration Statement, any preliminary, final or summary Prospectus contained therein, or any amendment or supplement, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Issuer or its representatives by or on behalf of Purchaser(s) specifically for use in the preparation of such Registration Statement, preliminary, final or summary Prospectus or amendment or supplement; provided however, that the total amounts payable in indemnity by the Purchaser(s) under this Section 5.5(e)(ii) shall not exceed the net proceeds received by the Purchaser(s) in the registered offering out of which such indemnification arises. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Issuer or any of its directors, officers or controlling Persons. The Issuer may require as a condition to its including Registrable Securities in any Registration Statement filed hereunder that Purchaser(s) acknowledge its agreement to be bound by the provisions of this Section (including without limitation this subsection (e)) applicable to it.

(iii)    Notices of Claims. Promptly after receipt by a Purchaser(s) Covered Person or a Issuer Covered Person (each, an "Indemnified Party") of written notice of the commencement of any action or proceeding with respect to which a claim for indemnification may be made pursuant to this paragraph, such Indemnified Party will, if a claim in respect thereof is to be made against, respectively, the Issuer, on the one hand, or Purchaser(s), on the other hand (such Person or Persons, the "Indemnifying Party"), give written notice to the latter of the commencement of such action; provided, however, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its or their obligations under this paragraph, except to the extent that the Indemnifying Party is actually materially prejudiced by such failure to give notice, and in no event shall such failure relieve the Indemnifying Party from any other liability which it may have to such Indemnified Party. If any such claim or action shall be brought against an Indemnified Party, and it shall notify the Indemnifying Party thereof, the Indemnifying Party shall be entitled to participate therein, and, to the extent that it wishes, to assume the defense thereof with counsel reasonably satisfactory to the Indemnified Party, and after notice from the Indemnifying Party to such Indemnified Party of its election to assume the defense thereof, the Indemnifying Party shall not be liable to such Indemnified Party under this paragraph for any legal or other expenses subsequently incurred by such Indemnified Party in connection with the defense thereof, other than reasonable cost of investigation; provided, further, that if, in the Indemnified Party's reasonable judgment, a conflict of interest between the Indemnified Party and the Indemnifying Party exists in respect of such claim, then such Indemnified Party shall have the right to participate in the defense of such claim and to employ one firm of attorneys at the Indemnifying Party's expense to represent such Indemnified Party. No Indemnified Party will consent to entry of any judgment or enter into any settlement without the Indemnifying Party's written consent to such judgment or settlement, which shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, consent to entry of any judgment or enter into any settlement in respect of which the Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability arising out of such claim or proceeding.

(iv)   Contribution. If the indemnification provided for in this paragraph is unavailable or insufficient to hold harmless an Indemnified Party under this paragraph, then each Indemnifying Party shall have a joint and several obligation to contribute to the amount paid or payable by such Indemnified Party as a result of the Damages referred to in this paragraph in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and the Indemnified Party on the other hand in connection with the offering which resulted in such Damages, as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether an untrue or alleged untrue statement of a material fact or an omission or alleged omission to state a material fact relates to information supplied by the Indemnifying Party or the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statements or omission. The Issuer and the Purchaser(s) (in consideration of the Issuer's including any Registrable Securities in any Registration Statement filed in accordance with this Section) shall be deemed to have agreed, that it would not be just and equitable if contributions pursuant to this paragraph were to be determined by pro rata allocation or by any other method or allocation which does not take account of the equitable considerations referred to in the first sentence of this paragraph. The amount paid by an Indemnified Party as a result of the Damages referred to in the first sentence of this paragraph shall be deemed to include any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any action or claim (which shall be limited as provided in Section 5.5 (e)(iii) if the Indemnifying Party has assumed the defense of any such action accordance with the provisions thereof) which is the subject of this Section 5.5 (e)(iv). Notwithstanding the provisions of this Section 5.5(e)(iv), the Purchaser(s) shall not be required to contribute, in the aggregate, an amount in excess of the amount by which the net proceeds actually received by the Purchaser(s) for the sale of Registrable Securities in the registered offering exceeds the amount of damages that the Purchaser(s) have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. Promptly after receipt by an Indemnified Party under this paragraph of notice of the commencement of any action against such party in respect of which a claim for contribution has been made against an Indemnifying Party under this paragraph, such Indemnified Party shall notify the Indemnifying Party in writing of the commencement thereof if the notice specified in Section 5.5 (e)(iii) has not been given with respect to such action; provided, however, that the omission so to notify the Indemnifying Party shall not relieve the Indemnifying Party from any liability which it may have to any Indemnified Party otherwise under this paragraph, except to the extent that the Indemnifying Party is actually materially prejudiced by such failure to give notice, and in no event shall such failure relieve the Indemnifying Party from any other liability which it may have to such Indemnified Party.

(f)      Rule 144. The Issuer shall file the reports required to be filed by it under the 1933 Act and the 1934 Act and the rules and regulations promulgated thereunder, so long as it is subject to such reporting requirements, all to the extent required from time to time to enable Purchaser(s) to sell Registrable Securities without registration under the 1933 Act within the limits of the exemptions provided by Rule 144 of the 1933 Act ("Rule 144").

                                (g)     Underwritten Registrations.

(i)   Selection of Underwriter(s). In each registration under this Section, the underwriter or underwriters and managing underwriter or managing underwriters that will administer the offering shall be selected by the Issuer.

(ii)  Agreements of Selling Purchaser(s). Purchaser(s) shall not sell any of its Registrable Securities in any underwritten offering pursuant to a registration hereunder unless Purchaser(s) (i) agree to sell such Registrable Securities on a basis provided in any underwriting agreement in customary form, including the making of customary representations, warranties and indemnities and (ii) complete and execute all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting agreements or as reasonably requested by the Issuer (whether or not such offering is underwritten).

(h)    Transferability. The rights of Purchaser(s) under this Section and the right to cause the Issuer to register Registrable Shares under this Section may not be assigned by Purchaser(s) to any transferee or assignee of any Registrable Securities.

6.             MISCELLANEOUS

6.1           Limitation on Personal Liability. All representations and warranties set forth in this Agreement, and all statements contained in any certificates delivered by or on behalf of the Issuer or any of its representatives pursuant to this Agreement or in connection with the Transactions will be deemed representations or warranties solely of the Issuer, and the individuals making such statements shall have no personal liability therefor.

6.2           Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of and be enforceable by or against the respective successors and assigns of the parties hereto.

6.3           Notices. Written notices under this Agreement shall be valid if sent by U.S. Certified Mail (Return Receipt Requested) or recognized overnight delivery service (with charges prepaid), or by telecopier facsimile with evidence of successful transmission to the following respective addresses:

If to a Purchaser(s):

Attention:
Facsimile No. (___) ___ - ______

with a copy to:

Attention:
Facsimile No. (___) ___ - ______

If to the Issuer:	Customers Bancorp, Inc. Suite 103, 1015 Penn Avenue Wyomissing, PA 19610 Attention: Jay S. Sidhu Chairman and Chief Executive Officer Facsimile No. (___) ___ - ____

with a copy to:	Stradley Ronon Stevens & Young, LLP 30 Valley Stream Parkway Malvern, PA 19355
Attention: Christopher S. Connell, Esquire Facsimile No. (610) 640-1965

or at such other address as the recipient or its legal counsel may have specified for such purposes to the sender by written notice.

6.4   Governing Law: Service of Process. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the Commonwealth of Pennsylvania, without giving effect to any choice of law or conflict of law provision or rule (whether of the Commonwealth of Pennsylvania or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the Commonwealth of Pennsylvania. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement, by certified or registered first class mail, postage prepaid, and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

6.5   Counterparts. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

6.6   Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

6.7   Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

6.8.   Expenses. Each party shall bear its own expenses, including without limitation the fees and disbursements of its legal counsel, in connection with the negotiation and preparation of, closing upon and performance under this Agreement or otherwise in connection with any of the Transaction, except that if either party materially breaches its obligations under this Agreement, it shall be liable to the other party for such damages as shall be recoverable therefore at law or equity without regard to the foregoing limitation.

6.9   Construction. Each provision contained herein shall be construed (absent express provision to the contrary) as being independent of each other provision contained herein, so that compliance with any one provision shall not (absent such an express contrary provision) be deemed to excuse compliance with any other provision. Where any provision herein refers to action to be taken by any person or entity, or which such person or entity is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such person or entity.

          6.10    Entire Agreement: Amendments. This Agreement supersedes all other prior oral or written agreements between the Purchaser(s), the Issuer, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein. Notwithstanding the foregoing, any confidentiality or nontrading agreement(s) entered into prior to and in contemplation of this Stock Purchase Agreement shall remain in full force and effect. Except as specifically set forth herein or in any other agreement or undertaking, neither the Issuer nor the Purchaser(s) makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be amended other than by an instrument in writing signed by the Issuer and the Purchaser(s). No provision hereof may be waived other than by an instrument in writing signed by the party against whom enforcement is sought.

  6.11    No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person other than Indemnitees (as defined in Section 6.12 (b), below).

   6.12    Indemnification.

(a)     Subject to Section 6.1 and in consideration of the Purchaser(s)' execution and delivery of this Agreement and acquiring the Purchased Shares thereunder and in addition to all of the Issuer's other obligations under this Agreement, the Issuer shall defend, protect, indemnify and hold harmless the Purchaser(s) and each of their general and limited partners, members, officers, directors, and employees and any of the foregoing persons' agents or other representatives (including, without limitation, those retained in connection with the Transactions) (collectively, the "Purchaser(s) Indemnitees") from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee (as hereinafter defined) is a party to the action for which indemnification hereunder is sought), and including reasonable documented attorneys' fees and disbursements (the "Indemnified Liabilities"), incurred by Purchaser(s) Indemnitee as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Issuer in this Agreement or any other certificate, instrument or document contemplated hereby or thereby, (b) any breach of any covenant, agreement or obligation of the Issuer contained in this Agreement or any other certificate, instrument or document contemplated hereby or thereby, or (c) any cause of action, suit or claim brought or made before the expiration of eighteen (18) months following Closing against such Purchaser(s) Indemnitee by a third party (including for these purposes a derivative action brought on behalf of the Issuer) and arising out of or resulting from the execution, delivery, performance or enforcement of this Agreement, and the Transactions contemplated hereby, except to the extent that any such cause of action, suit or claim (including any administrative process by any governmental agency) is based upon actions or omissions of the Indemnitee or its agents or representatives, including without limitation, Indemnitee's violation of any provision of the Bank Holding Company Act or the Change in Bank Control Act or corresponding provisions of applicable state laws, or any other federal or state banking law. To the extent that the foregoing undertaking by the Issuer may be unenforceable for any reason, the Issuer shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

(b)      Subject to Section 6.1 and in consideration of the Issuer's execution and delivery of this Agreement and issuing the Purchased Shares thereunder and in addition to all of the Purchaser(s)s' other obligations under this Agreement, the Purchaser(s) shall defend, protect, indemnify and hold harmless the Issuer and each of its officers, directors and employees and any of the foregoing persons' agents or other representatives (collectively, the "Issuer Indemnitees" and collectively with the Purchaser(s) Indemnitees, the "Indemnitees") from and against any and all Indemnified Liabilities incurred by a Issuer Indemnitee as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Purchaser(s) in this Agreement or any other certificate, instrument or document contemplated hereby or thereby, or (b) any breach of any covenant, agreement or obligation of the Purchaser(s) contained in this Agreement or any other certificate, instrument or document contemplated hereby or thereby. To the extent that the foregoing undertaking by the Purchaser(s) may be unenforceable for any reason, the Purchaser(s) shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

(c)      Promptly after receipt by an Indemnitee under this Section 6.12 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving an Indemnified Liability, such Indemnitee shall, if a claim for indemnification in respect thereof is to be made against any indemnifying party under this Section 6.12, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnitee; provided, however, that an Indemnitee shall have the right to retain its own counsel with fees and expenses of not more than one counsel for such Indemnitee to be paid by the indemnifying party, only if, in the reasonable opinion of the Indemnitee, the representation by such counsel of the Indemnitee and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnitee and any other party represented by such counsel in such proceeding; and provided further, in no event shall the indemnifying party be liable for fees and expenses of more than one counsel in addition to its own counsel for all Indemnitees in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. The Indemnitee shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or Indemnified Liabilities by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnitee that relates to such action or Indemnified Liabilities. The indemnifying party shall keep the Indemnitee fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its prior written consent, provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the prior written consent of the Indemnitee, which consent shall not be unreasonably withheld conditioned or delayed, consent to entry of any judgment or enter into any settlement or other compromise which (i) does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnitee of a release from all liability in respect to such Indemnified Liabilities or litigation, (ii) requires any admission of wrongdoing by such Indemnitee, or (iii) obligates or requires an Indemnitee to take, or refrain from taking, any action. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnitee with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnitee under this Section, except to the extent that the indemnifying party is prejudiced in its ability to defend such action.

(d)      The indemnification required by this Section 6.12 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received by the Indemnitee and transmitted to the indemnifying party or as and when other Indemnified Liabilities are incurred.

6.13    No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

6.14    Payment Set Aside. To the extent that the Issuer makes a payment or payments to the Purchaser(s) hereunder or the Purchaser(s) enforce or exercise their rights hereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Issuer, a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, foreign, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

6.15    Termination.

This Agreement may be terminated, and the Transactions contemplated hereby abandoned, at any time prior to the Closing Date:

(a)      by the mutual written consent of the Purchaser(s) and the Issuer;

(b)      by either the Purchaser(s) or the Issuer if, for reasons other than breach by the terminating party of any obligations under this Agreement, Closing is not held by the close of business on October 15, 2011; or

(c)      by either the Purchaser(s) or the Issuer if the other party materially breaches its obligations under this Agreement.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have caused this Stock Purchase Agreement to be duly executed and delivered as of the date first above written.

Issuer:
Attest:		CUSTOMERS BANCORP, INC.

/s/ Gertrude M. Hackney		By:	/s/ Thomas R. Brugger
Name:	Gertrude M. Hackney	Name:	Thomas R. Brugger
Title:	Secretary	Title:	Chief Financial Officer

Purchaser(s):
Attest:		/s/ Robert L. Tambur

/s/ Jennifer L. Rhodes		By:	Robert L. Tambur
Name:		Name:
Title:		Title:

SCHEDULE 4.1(c)

FINANCIAL MATTERS

4.1(c) -1

SCHEDULE 4.1(h)

OUTSTANDING CAPITAL SECURITIES, SUBORDINATED DEBT, AND PLANS,
COMMITMENTS AND AGREEMENTS RELATING TO CAPITAL SECURITIES

4.1 (h)-1

EXHIBIT A

OPINIONS TO BE PROVIDED BY ISSUER'S COUNSEL

(a)          The Issuer has been duly incorporated and is presently subsisting under the laws of the Commonwealth of Pennsylvania.

(b)          The Purchase Agreement has been duly authorized by all necessary corporate action on the part of the Issuer, has been duly executed and delivered by the Issuer and, assuming due execution and delivery by the Purchaser(s), constitutes the valid and binding obligation of the Issuer enforceable against the Issuer in accordance with its terms.

(c)          When paid for in accordance with the Purchase Agreement, the Purchased Shares will he duly authorized, validly issued, fully paid and non-assessable.

(d)          Except as previously made or obtained or as may be required under state securities or Blue Sky laws, no authorization, approval, consent, order, registration, qualification, filing or decree of any Governmental Authority is necessary for the execution, delivery and performance by the Issuer of its obligations under the Purchase Agreement.

(e)          The issuance, sale and delivery of the Purchased Shares by the Issuer to the Purchaser(s) under the circumstances contemplated by the Purchase Agreement is not required to be registered under the Securities Act of 1933, as amended.

(f)     The Issuer is not an "investment company" within the meaning of that term under the Investment Company Act of 1940, as amended.